POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Richard Ravitch
                                   --------------------------
                                       (signature)

                             Name:      Richard Ravitch
                                   --------------------------
                                    (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Linda Chavez-Thompson
                                   --------------------------
                                   (signature)
                            Name:      Linda Chavez-Thompson
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Arthur A. Coia
                                   --------------------------
                                      (signature)

                             Name:     Arthur A. Coia
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Robert A. Georgine
                                   --------------------------
                                   (signature)

                              Name:     Robert A. Georgine
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Francis X. Hanley
                                   --------------------------
                                   (signature)

                              Name:     Francis X. Hanley
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Frank Hurt
                                   --------------------------
                                   (signature)

                              Name:     Frank Hurt
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                        POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ John T. Joyce
                                   --------------------------
                                   (signature)

                              Name:      John T. Joyce
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

 The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ A.L. Monroe
                                   --------------------------
                                   (signature)

                              Name:      A.L. Monroe
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Richard L. Trumka
                                   --------------------------
                                   (signature)

                              Name: Richard L. Trumka
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ John Sweeney
                                   --------------------------
                                   (signature)

                              Name:     John Sweeney
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Terrence R. Duvernay
                                   --------------------------
                                   (signature)

                              Name:     Terrence R. Duvernay
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Alfred J. Fleischer
                                   --------------------------
                                   (signature)

                              Name:    Alfred J. Fleischer
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Walter Kardy
                                   --------------------------
                                   (signature)

                              Name:      Walter Kardy
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ George Latimer
                                   --------------------------
                                   (signature)

                              Name:     George Latimer
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ H.D. LaVere
                                   --------------------------
                                   (signature)

                              Name:     H.D. LaVere
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Tony Stanley
                                   --------------------------
                                   (signature)

                              Name:     Tony Stanley
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Marlyn J. Spear
                                   --------------------------
                                   (signature)

                              Name:     Marlyn J. Spear
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY
The undersigned Trustee of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as a Trustee of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Patricia F. Wiegert
                                   --------------------------
                                   (signature)

                              Name:    Patricia F. Wiegert
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Stephen Coyle
                                   --------------------------
                                   (signature)

                              Name:     Stephen Coyle
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and ElChino M.
Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1,
Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ James D. Campbell
                                   --------------------------
                                   (signature)

                              Name:     James D. Campbell
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold and James D.
Campbell and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A
 or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ ElChino Martin
                                   --------------------------
                                   (signature)

                              Name:     ElChino Martin
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.
                                   /s/ Harry W. Thompson
                                   --------------------------
                                   (signature)

                              Name:      Harry W. Thompson
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998

                         POWER OF ATTORNEY

The undersigned Officer of the AFL-CIO Housing Investment Trust ("Housing Trust") hereby constitutes and appoints Michael M. Arnold, James D. Campbell and ElChino M. Martin and each of them, either of whom may act without the joinder of the other, as his/her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, to sign in his behalf, individually and in his capacity as an Officer of the Housing Trust, all amendments to the Registration Statement on Securities and Exchange Commission Form N-1, Form N-1A or otherwise, executed after the date of this Power of Attorney, which amendments may make such changes and additions to the Registration Statement as the attorney(s)-in-fact may deem necessary or appropriate, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

                                   /s/ Patton H. Roark, Jr.
                                   --------------------------
                                   (signature)

                              Name:    Patton H. Roark, Jr.
                                   --------------------------
                                   (please type or print)
Date: April 30, 1998